EXHIBIT 21.1

Legal Entity	Current DBA in use	State of Organization
7 Rod Real Estate North, a Limited Liability Company		WY
7 Rod Real Estate South, a Limited Liability Company		WY
A&R Insurance Enterprises, Inc.		FL
Abraham Chevrolet-Miami, Inc.	Maroone Chevrolet of Miami; Maroone Collision Repair Center	DE
Abraham Chevrolet-Tampa, Inc.	AutoWay Chevrolet — Tampa	DE
ACER Fiduciary, Inc.		DE
Al Maroone Ford, LLC	Al Maroone Ford	DE
Albert Berry Motors, Inc.		TX
Allison Bavarian	BMW of Mountain View; MINI of Mountain View	CA
All-State Rent A Car, Inc.		NV
American Way Motors, Inc.	Dobbs Honda on Mendenhall	TN
America’s Car Stop		CA
AN Cadillac of WPB, LLC	Maroone Cadillac; Maroone Collision Center — Palm Beach	DE
AN California Region Management, LLC		DE
AN Chevrolet-Arrowhead, Inc.	Lou Grubb Chevrolet-Arrowhead	DE
AN Chevrolet of Phoenix, LLC	Lou Grubb Chevrolet	DE
AN Corpus Christi Chevrolet, LP	Champion Chevrolet; Champion Cadillac	TX
AN Corpus Christi GP, LLC		DE
AN Corpus Christi Imports Adv. GP, LLC		DE
AN Corpus Christi Imports Adv., LP		TX
AN Corpus Christi Imports GP, LLC		DE
AN Corpus Christi Imports II GP, LLC		DE
AN Corpus Christi Imports II, LP		TX
AN Corpus Christi Imports, LP		TX
AN Corpus Christi T. Imports GP, LLC		DE
AN Corpus Christi T. Imports, LP	Champion Toyota Corpus Christi	TX
AN County Line Ford, Inc.	County Line Ford	TX
AN Dealership Holding Corp.		FL
AN East Central Region Management, LLC		DE
AN Florida Region Management, LLC	Maroone Shared Resource Center	DE
AN Fremont Luxury Imports, Inc.	BMW of Fremont	DE
AN Imports of Lithia Springs, LLC	Team Mazda	DE
AN Luxury Imports GP, LLC		DE
AN Luxury Imports of Pembroke Pines, Inc.	Mercedes-Benz of Pembroke Pines	DE
AN Luxury Imports of Sarasota, Inc.	Mercedes-Benz of Sarasota	DE
AN Luxury Imports, Ltd.	BMW of Dallas; MINI of Dallas	TX
AN Motors of Delray Beach, Inc.	Maroone Volkswagen	DE
AN Motors of Scottsdale, LLC	Lou Grubb Ford	DE
AN Pontiac GMC Houston North GP, LLC		DE
AN Pontiac GMC Houston North, LP	Champion Pontiac GMC Houston North	TX
AN Texas Region Management, Ltd.		TX
AN West Central Region Management, LLC		DE
AN/CF Acquisition Corp.	Courtesy Ford	DE
AN/FGJE Acquisition Corp.		DE
AN/FMK Acquisition Corp.		DE
AN/MF Acquisition Corp.	Joe Madden Ford	DE
AN/MNI Acquisition Corp.	Dobbs Nissan	DE
AN/PF Acquisition Corp.	Ford of Bellevue	DE
AN/STD Acquisition Corp.		DE
Anderson Chevrolet	Anderson Chevrolet — Menlo Park	CA
Anderson Chevrolet Los Gatos, Inc.	Anderson Chevrolet — Los Gatos	CA
Anderson Cupertino, Inc.	Anderson Chevrolet-Cupertino	CA

Legal Entity	Current DBA in use	State of Organization
Anderson Dealership Group		CA
ANFS Texas Insurance Services Corp.		TX
Appleway Chevrolet, Inc.	Appleway Chevrolet; Appleway Mazda-Subaru; Appleway Mitsubishi; Appleway Toyota; Appleway Volkswagen-Audi	WA
Atrium Restaurants, Inc.		FL
Auto Ad Agency, Inc.		MD
Auto By Internet, Inc.		FL
Auto Car, Inc.	Autowest Honda-Roseville	CA
Auto Holding Corp.		DE
Auto Mission Ltd.	Hayward Toyota	CA
Auto West, Inc.	Autowest Chrysler Dodge	CA
AutoNation Benefits Company, Inc.		FL
AutoNation Cayman Insurance Company, Ltd.		Cayman Islands
AutoNation Corporate Management, LLC		DE
AutoNation Dodge of Pembroke Pines, Inc.	Maroone Dodge of Pembroke Pines	DE
AutoNation DS Investments, Inc.		TX
AutoNation Enterprises Incorporated		FL
AutoNation Financial Services Corp.		DE
AutoNation Floor Plan Funding Corp.		DE
AutoNation Fort Worth Motors, Ltd.	Bankston Chevrolet Dallas	TX
AutoNation GM GP, LLC		DE
AutoNation Holding Corp.		DE
AutoNation Imports Northwest, Inc.		DE
AutoNation Imports of Katy GP, LLC		DE
AutoNation Imports of Katy, L.P.	Champion Nissan	TX
AutoNation Imports of Lithia Springs, Inc.	Team Toyota	DE
AutoNation Imports of Longwood, Inc.	Courtesy Honda	DE
AutoNation Imports of Palm Beach, Inc.	Lexus of Palm Beach	DE
AutoNation Imports of Winter Park, Inc.	Courtesy Toyota	DE
AutoNation Insurance Company, Inc.		VT
AutoNation Midwest Management, LLC		DE
AutoNation Motors Holding Corp.		DE
AutoNation Motors of Lithia Springs, Inc.		DE
AutoNation North Florida Management, LLC		DE
AutoNation North Texas Management GP, LLC		DE
AutoNation Northwest Management, LLC		DE
AutoNation Orlando Venture Holdings, Inc.		DE
AutoNation Realty Corporation		DE
AutoNation Receivables Corporation		DE
AutoNation Receivables Funding Corp.		DE
AutoNation South Texas Management GP, LLC		DE
AutoNation South Texas Management, LP		TX
AutoNation Southwest Management, LLC		DE
AutoNation USA of Perrine, Inc.	Maroone Nissan of Kendall	DE
AutoNation V. Imports of Delray Beach, LLC	Maroone Volvo	DE
AutoNationDirect.com, Inc.		DE
Bankston Auto, Inc.		TX
Bankston Chrysler Jeep of Frisco, L.P.	Bankston Chrysler Jeep Dodge of Frisco	TX
Bankston CJ GP, LLC		DE
Bankston Ford of Frisco, Ltd. Co.	Bankston Ford of Frisco	TX
Bankston Nissan in Irving, Inc.	Bankston Nissan Irving	TX
Bankston Nissan Lewisville GP, LLC		DE
Bankston Nissan Lewisville, Ltd.	Bankston Nissan Lewisville	TX

Legal Entity	Current DBA in use	State of Organization
Bargain Rent-A-Car	Lexus of Cerritos	CA
Batfish, LLC		CO
BBCSS, Inc.		AZ
Beach City Chevrolet Company, Inc.	Power Chevrolet Long Beach	CA
Beacon Motors, Inc.	Maroone Chevrolet of West Dade	FL
Bell Dodge, LLC	Lou Grubb Chrysler Jeep Dodge	DE
Bengal Motor Company, Ltd.	Maroone Honda of Miami	FL
Bengal Motors, Inc.		FL
Bill Ayares Chevrolet, LLC	Fox Chevrolet of Laurel	DE
Bledsoe Dodge, LLC	Bankston Dodge Dallas; Bankston Dodge Grand Prairie	DE
Bob Townsend Ford, Inc.	Bob Townsend Ford	DE
Body Shop Holding Corp.		DE
BOSC Automotive Realty, Inc.		DE
Brown & Brown Chevrolet — Superstition Springs, LLC	Brown & Brown Chevrolet Superstition Springs	AZ
Brown & Brown Chevrolet, Inc.	Brown & Brown Chevrolet	AZ
Brown & Brown Nissan Mesa, LLC	Brown & Brown Nissan Mesa	AZ
Brown & Brown Nissan, Inc.	Brown & Brown Nissan	AZ
Buick Mart Limited Partnership		GA
Bull Motors, LLC	Maroone Ford of Miami	DE
C. Garrett, Inc.		CO
Carlisle Motors, LLC	AutoWay Ford — St. Petersburg; AutoWay Lincoln-Mercury -Clearwater	DE
Carwell, LLC	Land Rover South Bay; Mercedes-Benz of South Bay	DE
Cerritos Body Works, Inc.	Power Volvo Irvine; Irvine Auto Body	CA
Cerritos Imports, Inc.	Power Volvo Cerritos	DE
Champion Chevrolet, LLC	Power Chevrolet; Power Pontiac Buick GMC	DE
Champion Ford, Inc.	Champion Ford Highway 6	TX
Charlie Hillard, Inc.	Charlie Hillard Ford, Mazda, Buick	TX
Charlie Thomas Chevrolet GP, LLC		DE
Charlie Thomas Chevrolet, Ltd.	Champion Chevrolet Mitsubishi Gulf Freeway	TX
Charlie Thomas Chrysler-Plymouth, Inc.	Champion Chrysler Jeep Isuzu Hyundai	TX
Charlie Thomas’ Courtesy Ford, Ltd.	Champion Ford Mazda	TX
Charlie Thomas’ Courtesy GP, LLC		DE
Charlie Thomas Courtesy Leasing, Inc.		TX
Charlie Thomas F. GP, LLC		DE
Charlie Thomas Ford, Ltd.	Champion Ford Gulf Freeway	TX
Chesrown Auto, LLC	John Elway Ford Boulder	DE
Chesrown Chevrolet, LLC	John Elway Chevrolet	DE
Chesrown Collision Center, Inc.		CO
Chesrown Ford, Inc.	John Elway Ford West	CO
Chevrolet World, Inc.	Courtesy Chevrolet at the Airport	FL
Chuck Clancy Ford of Marietta, LLC	Team Ford of Marietta	DE
Coastal Cadillac, Inc.	Coastal Cadillac	FL
Consumer Car Care Corporation		TN
Contemporary Cars, Inc.	Mercedes-Benz of Orlando; Porsche of Orlando	FL
Cook-Whitehead Ford, Inc.	Cook-Whitehead Ford	FL
Corporate Properties Holding, Inc.		DE
Costa Mesa Cars, Inc.	Power Honda Costa Mesa	CA
Courtesy Auto Group, Inc.	Courtesy Buick; Courtesy Pontiac-GMC	FL
Courtesy Broadway, LLC	John Elway Used Outlet Center	CO
Covington Pike Motors, Inc.	Dobbs Honda on Covington Pike	TN

Legal Entity	Current DBA in use	State of Organization
Credit Management Acceptance Corporation		FL
CT Intercontinental GP, LLC		DE
CT Intercontinental, Ltd.	BMW of Houston North; Mini of the Woodlands; BMW of Houston North in the Woodlands	TX
CT Motors, Inc.	Champion Acura Gulf Freeway	TX
D/L Motor Company	AutoWay Honda	FL
Deal Dodge of Des Plaines, Inc.		IL
Dealership Properties, Inc.		NV
Dealership Realty Corporation		TX
Desert Buick-GMC Management Group, Inc.		NV
Desert Buick-GMC Trucks, LLC	Desert Buick, GMC	DE
Desert Chrysler-Plymouth, Inc.	Desert Chrysler Jeep	DE
Desert Dodge, Inc.	Desert Chrysler Jeep Dodge	NV
Desert GMC, LLC	Desert GMC, Pontiac, Buick	DE
Desert GMC-East, Inc.		NV
Desert Lincoln-Mercury, Inc.	Desert Lincoln-Mercury	NV
Dobbs Brothers Buick-Pontiac, Inc.	Dobbs Mazda; Dobbs Pontiac-GMC	TN
Dobbs Ford of Memphis, Inc.	Dobbs Ford at Wolfchase	DE
Dobbs Ford, Inc.	Dobbs Ford	FL
Dobbs Mobile Bay, Inc.	Treadwell Ford	AL
Dobbs Motors of Arizona, Inc.	Dobbs Honda	AZ
Dodge of Bellevue, Inc.	Dodge of Bellevue	DE
Don Mealey Chevrolet, Inc.	Courtesy Chevrolet at West Colonial	FL
Don Mealey Imports, Inc.	Courtesy Acura	FL
Don-A-Vee Jeep Eagle, Inc.		CA
Downers Grove Dodge, Inc.	Downers Grove Dodge	DE
Driver’s Mart Worldwide, Inc.		VA
Eastgate Ford, Inc.	Eastgate Ford	OH
Ed Mullinax Ford, LLC	Ed Mullinax Ford	DE
Edgren Motor Company, Inc.	Autowest Honda-Fremont	CA
El Monte Imports, Inc.	Power Nissan El Monte	DE
El Monte Motors, Inc.	Power Chevrolet El Monte	DE
Elmhurst Auto Mall, Inc.		IL
Elmhurst Dodge, Inc.	Elmhurst Dodge	IL
Emich Chrysler Plymouth, LLC	John Elway Chrysler Jeep on Broadway	DE
Emich Dodge, LLC	John Elway Dodge on Arapahoe Road	DE
Emich Oldsmobile, LLC	John Elway Chrysler Jeep West; John Elway Lamborghini; John Elway Subaru South; John Elway Pontiac Buick GMC West; John Elway Pontiac Buick GMC South	DE
Emich Subaru West, LLC	John Elway Subaru West	DE
Empire Services Agency, Inc.		FL
Empire Warranty Corporation		FL
Empire Warranty Holding Company		FL
Financial Services GP, LLC		DE
Financial Services, Ltd.	Champion Auto Auction	TX
First Team Automotive Corp.		DE
First Team Ford of Manatee, Ltd.	AutoWay Ford-Bradenton	FL
First Team Ford, Ltd	Courtesy Ford	FL
First Team Imports, Ltd.		FL
First Team Jeep Eagle, Chrysler Plymouth, Ltd.	Courtesy Chrysler Jeep of Casselberry	FL
First Team Management, Inc.		FL
First Team Premier, Ltd.		FL
Fit Kit, Inc.	Power Toyota Buena Park	CA
Florida Auto Corp.		DE

Legal Entity	Current DBA in use	State of Organization
Ford of Garden Grove Limited Partnership		GA
Ford of Kirkland, Inc.		WA
Fox Motors, LLC	Fox Buick Pontiac GMC	DE
Fox Chevrolet, LLC	Fox Chevrolet	DE
Fox Hyundai, Inc.		MD
Fox Imports, LLC	Fox Mitsubishi	DE
Fred Oakley Motors, Inc.	Bankston Dodge Irving	DE
Ft. Lauderdale Nissan, Inc.	Maroone Nissan of Ft. Lauderdale	FL
G.B. Import Sales & Service, LLC	Power Volvo South Bay	DE
Gene Evans Ford, LLC	Gene Evans Team Ford	DE
George Sutherlin Nissan, LLC	Team Nissan of Marietta	DE
Golf Mill Ford, Inc.	Golf Mill Ford	DE
Government Boulevard Motors, Inc.	Treadwell Honda	AL
Gulf Management, Inc.	Lexus of Clearwater; Lexus of Tampa Bay	FL
Hayward Dodge, Inc.		DE
Hillard Auto Group, Inc.		TX
Hollywood Imports Limited, Inc.	Maroone Honda of Hollywood	FL
Hollywood Kia, Inc.	Maroone Kia of Hollywood	FL
Horizon Chevrolet, Inc.	Horizon Chevrolet	OH
House of Imports, Inc.	House of Imports	CA
Houston Auto M. Imports Greenway, Ltd.	Mercedes-Benz of Houston Greenway	TX
Houston Auto M. Imports North, Ltd.	Mercedes-Benz of Houston North	TX
Houston Imports Greenway GP, LLC		DE
Houston Imports North GP, LLC		DE
Hub Motor Company, LLC		DE
Irvine Imports, Inc.	Power Toyota Irvine	CA
Irvine Toyota/Nissan/Volvo Limited Partnership		GA
Jemautco, Inc.		OH
Jerry Gleason Chevrolet, Inc.	Jerry Gleason Chevrolet	IL
Jerry Gleason Dodge, Inc.		IL
Jim Quinlan Chevrolet Co.	AutoWay Chevrolet	DE
Jim Quinlan Ford Lincoln-Mercury, Inc.	AutoWay Ford, Lincoln-Mercury	FL
Joe MacPherson Ford	Power Ford Tustin	CA
Joe MacPherson Imports No.I		CA
Joe MacPherson Infiniti	Infiniti Tustin	CA
Joe MacPherson Oldsmobile		CA
John M. Lance Ford, LLC	John Lance Ford	DE
J-R Advertising Company		CO
J-R Motors Company North	John Elway Honda; John Elway Mazda Hyundai North	CO
J-R Motors Company South	John Elway Toyota	CO
JRJ Investments, Inc.	Desert BMW of Las Vegas; Desert Volkswagen, Audi; Desert BMW of Henderson	NV
J-R-M Motors Company Northwest, LLC		CO
Kenyon Dodge, Inc.	AutoWay Dodge	FL
King’s Crown Ford, Inc.	Mike Shad Ford at the Avenues	DE
Kirkland Pontiac-Buick-GMC, Inc.		WA
L.P. Evans Motors WPB, Inc.	Mercedes-Benz of Miami	FL
L.P. Evans Motors, Inc.	Maroone Nissan of Miami	FL
Lance Children, Inc.		OH
Leesburg Imports, LLC	Leesburg Honda	DE
Leesburg Motors, LLC	Leesburg Toyota	DE
Les Marks Chevrolet, Inc.	Champion Chevrolet Mazda LaPorte	TX
Lew Webb’s Ford, Inc.	Power Ford Garden Grove	CA

Legal Entity	Current DBA in use	State of Organization
Lew Webb’s Irvine Nissan, Inc.	Power Nissan Irvine	CA
Lewisville Imports GP, LLC		DE
Lewisville Imports, Ltd.	Bankston Honda	TX
Lexus of Cerritos Limited Partnership		GA
Lot 4 Real Estate Holding, LLC		DE
M S & S Toyota, Inc.	Maroone Toyota	FL
M.L.F. Insurance Agency		OH
MacHoward Leasing	Power Chevrolet Irvine	CA
MacPherson Enterprises, Inc.		CA
Magic Acquisition Corp.	Power Ford Valencia	DE
Marks Family Dealerships, Inc.		TX
Marks Transport, Inc.	Champion Toyota Gulf Freeway	TX
Maroone Chevrolet Ft. Lauderdale, Inc.	Maroone Chevrolet of Fort Lauderdale	FL
Maroone Chevrolet, LLC	Maroone Chevrolet of Pembroke Pines; Maroone Isuzu	DE
Maroone Dodge, LLC	Maroone Dodge of Miami	DE
Maroone Ford, LLC	Maroone Ford of Ft. Lauderdale	DE
Maroone Management Services, Inc	Maroone Chrysler Jeep	FL
Maroone Oldsmobile, LLC		DE
MC/RII, LLC		OH
Mealey Holdings, Inc.		FL
Mechanical Warranty Protection, Inc.		FL
Metro Chrysler Jeep, Inc.	Courtesy Chrysler Jeep at Sanford	FL
Midway Chevrolet, Inc.	Midway Chevrolet	TX
Mike Hall Chevrolet, Inc.	Champion Chevrolet Hwy 6	DE
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.	Mike Shad Chrysler Jeep at Cassat	FL
Mike Shad Ford, Inc.	Mike Shad Ford of Orange Park	FL
Miller-Sutherlin Automotive, LLC	Miller-Sutherlin Automotive	DE
Mission Blvd. Motors, Inc.	Hayward Nissan	CA
Mr. Wheels, Inc.	Power Toyota Cerritos	CA
Mullinax East, LLC	Mullinax Ford East	DE
Mullinax Ford North Canton, Inc.	Mullinax Ford North Canton	OH
Mullinax Ford South, Inc.	Maroone Ford of Margate	FL
Mullinax Insurance Agency		OH
Mullinax Lincoln-Mercury, Inc.	Mullinax Lincoln-Mercury	DE
Mullinax of Mayfield, LLC	Mullinax Jeep of Mayfield; Mullinax Lincoln Mercury of Mayfield	DE
Mullinax Used Cars, Inc.	Mullinax Used Cars	OH
Naperville Imports, Inc.	Mercedes-Benz of Naperville	DE
Newport Beach Cars, LLC	Newport Auto Center	DE
Nichols Ford, Ltd.	Nichols Ford	TX
Nichols GP, LLC		DE
Nissan of Brandon, Inc.	AutoWay Nissan of Brandon	FL
Northpoint Chevrolet, LLC	Team Chevrolet at Northpoint	DE
Northpoint Ford, Inc.	Team Ford at Northpoint	DE
Northwest Financial Group, Inc.	BMW of Bellevue	WA
Ontario Dodge, Inc.	Power Dodge Kia Ontario	CA
Orange County Automotive Imports, LLC		DE
Payton-Wright Ford Sales, Inc.	Payton-Wright Ford	TX
Peyton Cramer Automotive	Acura of South Bay	CA
Peyton Cramer Ford	Power Ford Torrence	CA
Peyton Cramer Infiniti	Infiniti South Bay	CA
Peyton Cramer Jaguar	Jaguar of South Bay	CA
Peyton Cramer Lincoln-Mercury	Power Hyundai Volkswagen South Bay	CA
Pierce Automotive Corporation	AutoNation Fleet Direct	AZ

Legal Entity	Current DBA in use	State of Organization
Pierce, LLC	Tempe Toyota	DE
Pitre Buick-Pontiac-GMC of Scottsdale, Inc.	Pitre Buick-Pontiac-GMC of Scottsdale	DE
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.	Pitre Chrysler Jeep of Scottsdale	DE
Pitre Chrysler-Plymouth-Jeep on Bell, Inc.	Lou Grubb Chrysler Jeep	DE
Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc.	Pitre Isuzu Hyundai of Scottsdale	DE
Plains Chevrolet GP, LLC		DE
Plains Chevrolet, Ltd.	Plains Chevrolet	TX
PMWQ, Inc.		NV
PMWQ, Ltd.		TX
Port City Imports, Inc.	Champion Honda Hyundai	TX
Port City Imports-HO, Inc.		TX
Port City Pontiac-GMC Trucks, Inc.	Champion Pontiac, GMC, Buick	TX
Prime Auto Resources, Inc.	Prime Auto Auction	CA
Quality Nissan GP, LLC		DE
Quality Nissan, Ltd.	Quality Nissan	TX
Quinlan Motors, Inc.	AutoWay Nissan of Clearwater	FL
R. Coop Limited		CO
R.L. Buscher II, Inc.		CO
R.L. Buscher III, Inc.		CO
Real Estate Holdings, Inc.		FL
Republic DM Property Acquisition Corp.		DE
Republic Resources Company		DE
Republic Risk Management Services, Inc.		FL
Resources Aviation, Inc.		FL
RI Merger Corp.		CO
RI/ASC Acquisition Corp.	Neighborhood Service Center	DE
RI/BB Acquisition Corp.	Courtesy Collision Longwood; Courtesy Collision East Colonial; Courtesy Collision Hoffner; Courtesy Collision Kissimmee; Courtesy Collision Orange Ave; Courtesy Collision Oviedo; Courtesy Collision Winter Garden; Courtesy Collision Chevrolet at the Airport; Courtesy Auto Glass and Upholstery	DE
RI/BBNM Acquisition Corp		AZ
RI/BRC Real Estate Corp.		CA
RI/DM Acquisition Corp.		DE
RI/Hollywood Nissan Acquisition Corp.	Maroone Nissan of Pembroke Pines	DE
RI/LLC Acquisition Corp.	John Elway Nissan South; John Elway Nissan North	CO
RI/LLC-2 Acquisition Corp.	John Elway Ford Downtown	CO
RI/PII Acquisition Corp.		DE
RI/RMC Acquisition GP, LLC		DE
RI/RMC Acquisition, Ltd.	Champion Chevrolet	TX
RI/RMP Acquisition Corp.	Champion Pontiac/GMC; Champion Jeep; Champion Hyundai; Champion Pontiac/GMC/Jeep/Hyundai; Champion Autoplex; Champion Chrysler; Champion Chrysler Jeep	DE
RI/RMT Acquisition GP, LLC		DE
RI/RMT Acquisition, Ltd.	Champion Toyota	TX
RI/WFI Acquisition Corporation	Woodfield Ford	DE
RIVT I LLC		DE
RIVT I LP		DE
RIVT II LLC		DE

Legal Entity	Current DBA in use	State of Organization
RIVT II LP		DE
RIVT Management, Inc.		DE
Rosecrans Holdings, LLC		DE
Rosecrans Investments, LLC		DE
Roseville Motor Corporation	Autowest Chrysler Jeep Dodge	CA
RRM Corporation		DE
RSHC, Inc.		DE
Sahara Imports, Inc.	Desert Honda	NV
Sahara Nissan, Inc.	Desert Nissan	NV
Saul Chevrolet, Inc.	Power Chevrolet Corona; Power Volkswagen Corona	CA
SCM Realty, Inc.		FL
Security Insurance Agency, Inc.		MD
Service Station Holding Corp.		DE
Shamrock Ford, Inc.	Ford of Dublin	CA
Six Jays LLC		CO
SMI Motors, Inc.	Costa Mesa Infiniti	CA
Smythe European, Inc.	Smythe Volvo; Park Avenue Motors	CA
Southwest Dodge, LLC	John Elway Dodge Southwest	DE
Spitfire Properties, Inc.		FL
Spokane Mitsubishi Dealers Advertising Association, Inc.		WA
Star Motors, LLC	Mercedes-Benz of Fort Lauderdale	DE
Steakley Chevrolet GP, LLC		DE
Steakley Chevrolet, Ltd.	Steakley Chevrolet	TX
Steeplechase Motor Company		TX
Steve Moore Chevrolet Delray, LLC	Maroone Chevrolet of Delray	DE
Steve Moore Chevrolet, LLC	Maroone Chevrolet of Greenacres	DE
Steve Moore’s Buy-Right Auto Center, Inc.		FL
Steve Rayman Pontiac-Buick-GMC-Truck, LLC	Team Pontiac-Buick-GMC	DE
Stevens Creek Motors, Inc.	Stevens Creek Acura	CA
Sunrise Nissan of Jacksonville, Inc.	Mike Shad Nissan of Jacksonville	FL
Sunrise Nissan of Orange Park, Inc.	Mike Shad Nissan of Orange Park	FL
Sunset Pontiac-GMC Truck South, Inc.	AutoWay Pontiac-GMC South	FL
Sunset Pontiac-GMC, Inc.	AutoWay Pontiac GMC-North	MI
Superior Nissan, Inc.	Superior Nissan	NC
Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC	Team Chrysler Jeep	DE
Sutherlin H. Imports, LLC	Team Honda	DE
Sutherlin Imports, LLC	AutoWay Toyota	DE
Sutherlin Nissan, LLC	Team Nissan of Lithia Springs	DE
Sutherlin Town Center, Inc.		GA
Tartan Advertising, Inc.		CA
Tasha Incorporated		CA
Taylor Jeep Eagle, LLC		DE
Team Dodge, Inc.	Team Dodge of Union City	DE
Terry York Motor Cars, Ltd.	Landrover Encino	CA
Texan Ford Sales, Ltd.	Texan Ford	TX
Texan Ford, Inc.	Champion Ford Katy	TX
Texan Lincoln-Mercury, Inc.	Champion Lincoln Mercury Isuzu	DE
Texan Sales GP, LLC		DE
Texas Management Companies LP, LLC		DE
The Consulting Source, Inc.		FL
The Pierce Corporation II, Inc.		AZ
Tinley Park A. Imports, Inc.	Laurel Audi of Tinley Park	DE
Tinley Park J. Imports, Inc.	Jaguar Tinley Park	DE

Legal Entity	Current DBA in use	State of Organization
Tinley Park V. Imports, Inc.	Laurel Volvo of Tinley Park	DE
Torrance Nissan, LLC	Power Nissan Torrance	DE
Tousley Ford, Inc.	Tousley Ford	MN
Tower Food & Beverage, Inc.		FL
Town & Country Chrysler Jeep, Inc.		DE
Toyota Cerritos Limited Partnership		GA
Triangle Corporation		DE
Tustin Auto Venture, LLC		DE
T-West Sales & Service, Inc.	Desert Toyota	NV
Valencia B. Imports, Inc.	Valencia BMW	DE
Valencia Dodge	Power Chrysler Jeep Valencia; Power Dodge Valencia	CA
Valencia H. Imports, Inc.	Power Honda Valencia	DE
Valencia Lincoln-Mercury, Inc.		DE
Valley Chevrolet, LLC	Fox Chevrolet of Timonium	DE
Vanderbeek Motors, Inc.	AutoWest Mazda, Subaru; Roseville BMW	CA
Vanderbeek Olds/GMC Truck, Inc.	AutoWest Buick, GMC	CA
Village Motors, LLC	Libertyville Toyota	DE
Vince Wiese Chevrolet, Inc.	Power Chevrolet Valencia	DE
W.O. Bankston Lincoln-Mercury, Inc.	Bankston Lincoln-Mercury	DE
W.O. Bankston Nissan, Inc.	Bankston Nissan of Dallas	TX
Wallace Dodge, LLC	Maroone Dodge of Delray	DE
Wallace Ford, LLC	Maroone Ford of Delray	DE
Wallace Lincoln-Mercury, LLC	Maroone Lincoln-Mercury of North Palm Beach	DE
Wallace Nissan, LLC	Maroone Nissan of Delray	DE
Webb Automotive Group, Inc.		CA
West Colton Cars, Inc.		CA
West Side Motors, Inc.	West Side Honda	TN
Westgate Chevrolet GP, LLC		DE
Westgate Chevrolet, Ltd.	Westgate Chevrolet	TX
Westmont A. Imports, Inc.	Laurel Audi of Westmont	DE
Westmont B. Imports, Inc.	Laurel BMW of Westmont	DE
Westmont M. Imports, Inc.	Mercedes-Benz of Westmont	DE
Woody Capital Investment Company II		CO
Woody Capital Investment Company III		CO
Working Man`s Credit Plan, Inc.		TX
World Wide Warranty Co.		FL
York Enterprises South, Inc.	Power Ford Huntington Beach	CA